N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Michael Latham, certify that:

1.	I have reviewed this report on Form N-CSRS for the following twenty-one series of iShares Trust: iShares MSCI All Peru Capped Index Fund, iShares MSCI Australia Small Cap Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Canada Small Cap Index Fund, iShares MSCI China Index Fund, iShares MSCI China Small Cap Index Fund, iShares MSCI Denmark Capped Investable Market Index Fund, iShares MSCI Emerging Markets Latin America Index Fund, iShares MSCI Finland Capped Investable Market Index Fund, iShares MSCI Germany Small Cap Index Fund, iShares MSCI Hong Kong Small Cap Index Fund, iShares MSCI India Index Fund, iShares MSCI India Small Cap Index Fund, iShares MSCI Indonesia Investable Market Index Fund, iShares MSCI Ireland Capped Investable Market Index Fund, iShares MSCI New Zealand Capped Investable Market Index Fund (formerly the iShares MSCI New Zealand Investable Market Index Fund), iShares MSCI Norway Capped Investable Market Index Fund, iShares MSCI Philippines Investable Market Index Fund, iShares MSCI Poland Capped Investable Market Index Fund (formerly the iShares MSCI Poland Investable Market Index Fund), iShares MSCI Singapore Small Cap Index Fund and iShares MSCI United Kingdom Small Cap Index Fund;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: April 26, 2013	/s/ Michael Latham	President (Principal Executive Officer)
	Michael Latham [Signature]	[Title]

N-CSRS Exhibit for Item 12(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jack Gee, certify that:

1.	I have reviewed this report on Form N-CSRS for the following twenty-one series of iShares Trust: iShares MSCI All Peru Capped Index Fund, iShares MSCI Australia Small Cap Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Canada Small Cap Index Fund, iShares MSCI China Index Fund, iShares MSCI China Small Cap Index Fund, iShares MSCI Denmark Capped Investable Market Index Fund, iShares MSCI Emerging Markets Latin America Index Fund, iShares MSCI Finland Capped Investable Market Index Fund, iShares MSCI Germany Small Cap Index Fund, iShares MSCI Hong Kong Small Cap Index Fund, iShares MSCI India Index Fund, iShares MSCI India Small Cap Index Fund, iShares MSCI Indonesia Investable Market Index Fund, iShares MSCI Ireland Capped Investable Market Index Fund, iShares MSCI New Zealand Capped Investable Market Index Fund (formerly the iShares MSCI New Zealand Investable Market Index Fund), iShares MSCI Norway Capped Investable Market Index Fund, iShares MSCI Philippines Investable Market Index Fund, iShares MSCI Poland Capped Investable Market Index Fund (formerly the iShares MSCI Poland Investable Market Index Fund), iShares MSCI Singapore Small Cap Index Fund and iShares MSCI United Kingdom Small Cap Index Fund;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: April 26, 2013	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]